Exhibit 99.1

Contact:	LeAnne Zumwalt
Investor Relations
DaVita Inc.
(650) 696-8910

DAVITA 1st QUARTER 2006 RESULTS

El Segundo, California, May 3, 2006 – DaVita Inc. (NYSE: DVA), today announced results for the quarter ended March 31, 2006. Net income for the three months ended March 31, 2006, was $57.5 million or $0.55 per share.

Net income for the three months ended March 31, 2006 included after-tax stock-based compensation expense of $2.8 million or $0.025 per share as a result of implementing SFAS No. 123(R).

Financial and operating highlights include:

•	Cash Flow: For the rolling 12-months ended March 31, 2006 operating cash flow was $412 million and free cash flow was $336 million, in each case excluding the tax benefit from stock option exercises and an $85 million income tax payment associated with the divestiture of centers in conjunction with the Gambro Healthcare acquisition. Operating cash flow for the three months ended March 31, 2006 was $61 million and free cash flow was $41 million, in each case excluding the tax benefit from stock option exercises and the $85 million income tax payment.

•	Operating Income: Operating income for the three months ended March 31, 2006, was $162 million, as compared to $159 million for the fourth quarter of 2005.

•	Volume: Total treatments for the three months ended March 31, 2006 were 3,501,032 or 45,468 treatments per day, as compared to 3,498,231 or 44,281 treatments per day for the fourth quarter of 2005. Non-acquired treatment growth in the quarter was 4.6%.

•	Center Activity: As of March 31, 2006, we operated or provided administrative services at 1,241 outpatient centers serving approximately 98,000 patients. During the first quarter of 2006 we acquired 6 centers, opened 6 new centers, and provided administrative services to 2 additional centers. We also completed the divestiture of 3 centers related to the Gambro Healthcare acquisition and closed 3 centers.

Outlook

Our operating income guidance for 2006 is projected to be in the $600-680 million range after the impact of FASB No. 123R related to stock option expensing. These projections and the underlying assumptions involve significant risks and uncertainties, including those described below and actual results may vary significantly from these current projections.

DaVita will be holding a conference call to discuss its results for the first quarter ended March 31, 2006 on May 3, 2006 at 10:00 AM Eastern Time. The dial in number is (800)-399-4406. A replay of the conference call will be available on DaVita’s official web page, www.davita.com, for the following 30 days.

This release contains forward–looking statements, including statements related to our 2006 operating results. Factors which could impact future results include the uncertainties associated with governmental regulations, general economic and other market conditions, acquisitions and the risk factors set forth in the Company’s SEC filings, including its Form 10-K for the year ended December 31, 2005. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include those relating to:

•	the concentration of profits generated from preferred provider organizations and private indemnity patients,

•	possible reductions in private and government payment rates,

•	changes in pharmaceutical practice patterns, payment policies, or pharmaceutical pricing,

•	our ability to maintain contracts with physician medical directors,

•	legal compliance risks, including our continued compliance with complex government regulations and the ongoing review by the U.S. Attorney’s Office for the Eastern District of Pennsylvania and the OIG, the subpoena from the U.S. Attorney’s Office for the Eastern District of New York, the subpoenas from the U.S. Attorney’s Office for the Eastern District of Missouri and DVA Renal Healthcare’s (formerly known as Gambro Healthcare, Inc.) compliance with its corporate integrity agreement,

•	our ability to complete and integrate acquisitions of businesses, and

•	the successful integration of DVA Renal Healthcare, including its billing and collection operations.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

This release contains non-GAAP financial measures. For reconciliations of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see the attached reconciliation schedules.

DAVITA INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

	Three months ended March 31,
	2006	2005
Net operating revenues	$1,163,188	$578,626
Operating expenses and charges:
Patient care costs	817,773	387,515
General and administrative	104,168	54,263
Depreciation and amortization	41,891	23,845
Provision for uncollectible accounts	30,080	10,325
Minority interests and equity income, net	7,201	3,818

Total operating expenses and charges	1,001,113	479,766

Operating income	162,075	98,860
Debt expense	(70,459)	(17,531)
Swap valuation gain		8,392
Refinancing charges		(6,872)
Other income, net	3,874	1,617

Income from continuing operations before income taxes	95,490	84,466
Income tax expense	37,710	32,496

Income from continuing operations	57,780	51,970
Discontinued operations
Income from operations of discontinued operations, net of tax		4,364
Loss on disposal of discontinued operations, net of tax	(311)

Net income	$57,469	$56,334

Earnings per share:
Basic earnings per share from continuing operations	$0.56	$0.52

Basic earnings per share	$0.56	$0.57

Diluted earnings per share from continuing operations	$0.55	$0.50

Diluted earnings per share	$0.55	$0.55

Weighted average shares for earnings per share:
Basic	102,581,455	99,399,612

Diluted	105,388,419	103,150,299

DAVITA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Three months ended March 31,
	2006	2005
Cash flows from operating activities:
Net income	$57,469	$56,334
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation and amortization	41,891	24,848
Stock-based compensation expense	5,692	841
Tax benefits from stock option exercises	983	15,093
Deferred income taxes	(2,425)	(5,814)
Minority interests in income of consolidated subsidiaries	8,104	4,410
Distributions to minority interests	(5,180)	(3,518)
Equity investment income	(903)	(394)
Loss (gain) on other divestitures	298	(193)
Gain on disposal of discontinued operations	(961)	—
Non-cash debt and other expenses	5,321	625
Refinancing charges	—	6,872
Swap valuation gain	—	(8,392)
Changes in operating assets and liabilities, net of effect of acquisitions and divestitures:
Accounts receivable	(5,558)	(10,188)
Inventories	(18,911)	(2,820)
Other receivables and other current assets	(17,850)	(989)
Other long term assets	(1,210)	385
Accounts payable	(32,723)	(4,865)
Accrued compensation and benefits	5,223	5,421
Other current liabilities	(1,350)	9,088
Income taxes	(63,828)	28,500
Other long-term liabilities	2,354	(3,838)

Net cash (used in) provided by operating activities	(23,564)	111,406

Cash flows from investing activities:
Additions of property and equipment, net	(47,991)	(25,625)
Acquisitions	(22,845)	(4,798)
Proceeds from divestitures	17,734	2,297
Investments in and advances to affiliates, net	2,635	2,677
Intangible assets	(5,015)	(395)

Net cash used in investing activities	(55,482)	(25,844)

Cash flows from financing activities:
Borrowings	785,231	1,741,183
Payments on long-term debt	(898,443)	(1,748,663)
Deferred financing costs	(2)	(29,213)
Excess tax benefits from stock-based compensation	18,532	—
Stock option exercises and other share issuances, net	21,063	17,031

Net cash used in financing activities	(73,619)	(19,662)

Net (decrease) increase in cash and cash equivalents	(152,665)	65,900
Cash and cash equivalents at beginning of period	431,811	251,979

Cash and cash equivalents at end of period	$279,146	$317,879

DAVITA INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	$279,146	$431,811
Accounts receivable, less allowance of $144,968 and $138,598	859,138	853,560
Inventories	88,255	69,130
Other receivables	135,974	116,620
Other current assets	22,622	38,463
Deferred income taxes	152,304	144,824

Total current assets	1,537,439	1,654,408
Property and equipment, net	759,853	750,078
Amortizable intangibles, net	230,981	235,944
Investments in third-party dialysis businesses	3,028	3,181
Other long-term assets	52,752	41,768
Goodwill	3,605,401	3,594,383

	$6,189,454	$6,279,762

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$178,298	$212,049
Other liabilities	381,193	381,964
Accrued compensation and benefits	236,266	231,994
Current portion of long-term debt	5,237	71,767
Income taxes payable	28,131	91,959

Total current liabilities	829,125	989,733
Long-term debt	4,039,333	4,085,435
Other long-term liabilities	26,367	26,416
Alliance and product supply agreement and other intangibles, net	153,995	163,431
Deferred income taxes	84,500	75,499
Minority interests	93,602	88,639
Commitments and contingencies
Shareholders’ equity:
Preferred stock ($0.001 par value, 5,000,000 shares authorized; none issued)
Common stock ($0.001 par value, 195,000,000 shares authorized; 134,862,283 shares issued)	135	135
Additional paid-in capital	594,285	569,751
Retained earnings	897,399	839,930
Treasury stock, at cost (31,566,292 and 32,927,026 shares)	(550,291)	(574,013)
Accumulated comprehensive income valuations	21,004	14,806

Total shareholders’ equity	962,532	850,609

	$6,189,454	$6,279,762

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2006	December 31, 2005	March 31, 2005
Financial Results:
Net income	$57.5	$64.1	$56.3
Income from continuing operations	$57.8	$56.4	$52.0
Diluted earnings per share	$0.55	$0.61	$0.55
Diluted earnings per share from continuing operations	$0.55	$0.54	$0.50
Operating income	$162.1	$158.8	$98.9
Operating income margin	13.9%	14.0%	17.1%
Other comprehensive income
Unrealized gain on securities, net of tax expense of $3.9, $2.4, and $6.9	$6.2	$3.8	$10.9
Business Metrics:
Volume
Treatments	3,501,032	3,498,231	1,761,530
Number of treatment days	77.0	79.0	77.0
Treatments per day	45,468	44,281	22,877
Per day year over year increase	98.7%	95.8%	13.6%
Non-acquired growth	4.6%	2.8%	5.6%
Revenue
Total operating revenue	$1,163	$1,133	$579
Dialysis revenue per treatment	$316.70	$310.62	$312.14
Per treatment increase (decrease) from previous quarter	2.0%	(2.0%)	—
Per treatment increase (decrease) from previous year	1.5%	(0.6%)	0.2%
Expenses
A. Patient care costs
Percent of revenue	70.3%	70.5%	67.0%
Per treatment	$233.58	$228.48	$219.99
Per treatment increase (decrease) from previous quarter	2.2%	1.3%	(0.9%)
Per treatment increase from previous year	6.2%	2.9%	0.1%
B. General & administrative expenses
Percent of revenue	9.0%	8.6%	9.4%
Per treatment	$29.75	$27.88	$30.80
Per treatment increase (decrease) from previous quarter	6.7%	(11.6%)	3.5%
Per treatment (decrease) increase from previous year	(3.4%)	(6.3%)	12.8%
C. Bad debt expense as a percent of current-period revenue	2.6%	2.6%	1.8%
D. Consolidated effective tax rate from continuing operations	39.5%	35.7%	38.5%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2006		December 31, 2005		March 31, 2005
Cash Flow
Operating cash flow	$(23.6)		$183.3		$111.4
Operating cash flow, excluding tax benefit from stock option exercises and the income tax payment on divested centers	$60.8		$179.3		$96.3
Free cash flow	$(43.3)		$151.6		$103.8
Free cash flow, excluding tax benefit from stock option exercises and the income tax payment on divested centers	$41.1		$147.5		$88.7
Capital expenditures:
Development	$26.3		$27.8		$18.1
Routine maintenance/IT/other	$21.7		$32.3		$7.6
Acquisition expenditures	$22.8		$3,072.3		$4.8
Accounts Receivable
Net receivables	$859		$854		$464
DSO	69		71		71
Debt/Capital Structure
Total debt	$4,045		$4,157		$1,368
Net debt, net of cash and cash equivalents	$3,765		$3,725		$1,050
Leverage ratio – (see Note 1)	4.29	x	4.45	x	—
Clinical (quarterly averages)
Dialysis adequacy - % of patients with Kt/V > 1.2	93%		94%		94%
Patients with arteriovenous fistulas	49%		45%		43%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in thousands)

Note 1: Calculation of the Leverage Ratio

Under the Company’s current credit agreement (Credit Agreement), the leverage ratio is defined as all funded debt plus the face amount of all letters of credit issued, minus cash and cash equivalents, divided by “Consolidated EBITDA”. The leverage ratio determines the interest rate margin payable by the Company under the Credit Agreement by establishing the margin over the base interest rate (LIBOR) that is applicable. The following leverage ratio was calculated using “Consolidated EBITDA” as defined in the Credit Agreement, except that pro forma incremental “EBITDA” relating to routine acquisitions that occurred during the current quarter, which is included in the calculation of “EBITDA” under the Credit Agreement, is excluded from the calculation below. The calculation below is based on the last twelve-months of Consolidated “EBITDA”, pro forma for the DVA Renal Healthcare acquisition and related divestitures. The Company’s management believes that the presentation of “Consolidated EBITDA” is useful to investors to enhance their understanding of the Company’s leverage ratio under its Credit Agreement.

	Rolling 12-months ended March 31, 2006
Income from continuing operations	$242,118
Income taxes	154,341
Debt expense	278,671
Depreciation and amortization	171,781
Minority interests and equity income, net	28,030
Swap valuation losses	3,896
Refinancing charges	2,276
Other	1,298
Stock-based compensation expense	7,497

“Consolidated EBITDA” calculated as described above	$889,908

	March 31, 2006
Total debt	$4,044,570
Letters of credit issued	50,345

	4,094,915
Less: cash and cash equivalents	(279,146)

Consolidated net debt	$3,815,769

Last twelve months “Consolidated EBITDA” calculated as described above	$889,908

Leverage ratio	4.29	x

In accordance with the Company’s Credit Agreement, the Company’s leverage ratio can not exceed 6.25 to 1.0 as of March 31, 2006. At that date, the Company’s leverage ratio did not exceed 6.25 to 1.0.

DAVITA INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

1. Operating cash flow, excluding tax benefit from stock option exercises and income tax payment on divested centers:

We believe that operating cash flow excluding tax benefit from stock option exercises and income tax payment on divested centers enhances a user’s understanding of our normal operating cash flows for these periods by providing a measure that is more meaningful because it is comparable to prior periods and indicative of consistent operating cash flow items, and because it excludes non-recurring transactions that can cause unusual fluctuations in our operating cash flows. This measure is not a measure of financial performance under United States generally accepted accounting principles and should not be considered as an alternative to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity.

	Three months ended			Rolling 12-months ended March 31, 2006
	March 31, 2006	December 31, 2005	March 31, 2005
Cash (used in) provided by operating activities	$(23,564)	$183,344	$111,406	$350,584
Less: Tax benefit from stock option exercises	(983)	(4,064)	(15,093)	(24,374)
Income tax payment on divested centers	85,328			85,328

	$60,781	$179,280	$96,313	$411,538

2. Free cash flow and free cash flow, excluding tax benefit from stock option exercises and income tax on divested centers:

Free cash flow represents net cash provided by operating activities less expenditures for routine maintenance and information technology. We believe free cash flow is a useful adjunct to cash flow from operating activities and other measurements under generally accepted accounting principles in the United States since it is a meaningful measure of our ability to fund acquisition and development activities and meet our debt service requirements. Free cash flow is not a measure of financial performance under United States generally accepted accounting principles and should not be considered as an alternative to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity.

	Three months ended			Rolling 12-months ended March 31, 2006
	March 31, 2006	December 31, 2005	March 31, 2005
Cash (used in) provided by operating activities	$(23,564)	$183,344	$111,406	$350,584
Less: Expenditures for routine maintenance and information technology	(19,726)	(31,735)	(7,634)	(75,731)

Free cash flow	(43,290)	151,609	103,772	274,853
Less: Tax benefit from stock option exercises	(983)	(4,064)	(15,093)	(24,374)
Income tax payments on divested centers	85,328			85,328

	$41,055	$147,545	$88,679	$335,807